Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes

4. Income Taxes

INCOME BEFORE INCOME TAXES	2015	2014	2013
U.S.	$143.8	$59.5	$169.4
Non-U.S.	531.9	607.5	564.6

Total	$675.7	$667.0	$734.0

PROVISION FOR INCOME TAXES	2015	2014	2013
Current
U.S. federal	$68.9	$32.2	$42.7
Non-U.S.	169.2	166.2	164.7
U.S. state and local	4.2	0.4	1.6
Deferred
U.S. federal	(9.3)	(3.2)	11.7
Non-U.S.	(13.7)	2.9	22.2
U.S. state and local	(1.1)	(0.5)	1.2

Total income tax expense	$218.2	$198.0	$244.1

EFFECTIVE INCOME TAX RATE	2015	2014	2013
U.S. federal income tax rate	35.0%	35.0%	35.0%
Foreign tax rate variances	(8.1)	(8.5)	(8.2)
Tax credits	(4.3)	(4.9)	(4.5)
Change in Valuation Allowances	0.1	0.6	5.3
Current year losses with no benefit	4.1	5.9	4.0
Net operating loss carry-forwards	(0.5)	(0.0)	(0.1)
Changes in tax reserves	1.4	(0.1)	1.1
Cost of double taxation	2.7	2.1	0.6
Earnings of equity investments	(0.2)	(0.4)	(0.4)
Withholding taxes	1.2	0.6	1.0
State taxes, net of federal benefit	0.3	0.0	0.2
Other, net	0.6	(0.6)	(0.8)

Effective income tax rate	32.3%	29.7%	33.2%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. On December 31, 2015, the Company had net operating loss carryforwards (NOL’s) of approximately $311 million, of which approximately $234 million have no expiration date. The remaining losses expire on various dates through 2029. The Company also has $64 million of U.S. Foreign Tax Credit carry forwards, which begin to expire in 2021.

Valuation allowances have been established which partially offset the related deferred assets. Such allowances are primarily provided against NOL’s of companies that have perennially incurred losses, as well as the NOL’s of companies that are start-up operations and have not established a pattern of profitability. The Company assesses all available evidence, both positive and negative, to determine the amount of any required valuation allowance.

The foreign tax rate variance reflects the fact that approximately two-thirds of the Company’s non-U.S. pre-tax income is generated by business operations located in tax jurisdictions where the tax rate is between 20%-30%. The tax rate from quarter to quarter and from year to year is also impacted by the mix of earnings and tax rates in various jurisdictions compared to the same periods or prior years.

The Company has reserves for income taxes that may become payable in future periods as a result of tax audits. These reserves represent the Company’s best estimate of the potential liability for tax exposures. Inherent uncertainties exist in estimates of tax exposures due to changes in tax law, both legislated and concluded through the various jurisdictions’ court systems. The Company files income tax returns in the United States federal jurisdiction, and various states and foreign jurisdictions.

At any given time, the Company is undergoing tax audits in several tax jurisdictions, covering multiple years. The Company is no longer subject to income tax examination by the U.S. Federal tax authorities for years prior to 2009. With few exceptions, the Company is no longer subject to income tax examination by U.S. state or local tax authorities or by non-U.S. tax authorities for years before 2009. The Company is undergoing tax audits in the United States, several non-U.S. jurisdictions and several U.S. state jurisdictions, covering multiple years. As of December 31, 2015, as a result of those tax examinations, the Company is not aware of any proposed income tax adjustments that would have a material impact on the Company’s financial statements, however, other audits could result in additional increases or decreases to the unrecognized tax benefits in some future period or periods.

The Company recognizes interest and potential penalties accrued related to unrecognized tax benefits in tax expense. As of December 31, 2014, the Company had recorded $21.4 million for unrecognized tax benefits related to prior years, including $1.6 million of accrued interest and penalties. During 2015, the Company recorded a net increase of $6.9 million to income tax reserves for unrecognized tax benefits based on tax positions related to the current and prior years. The Company had $5.7 million accrued for the payment of interest and penalties as of December 31, 2015. Of the total unrecognized tax benefits of $28.3 million recorded at December 31, 2015, $9.5 million is classified as current income tax payable, and $18.8 million is classified as non-current tax payable included in Other Non-Current Liabilities on the Consolidated Balance Sheet. Substantially all of these reserves would impact the effective tax rate if released into income. The following table summarizes the activity related to the Company’s unrecognized tax benefits.

UNRECOGNIZED TAX BENEFITS	2015	2014	2013
Unrecognized tax benefits at beginning of year	$21.5	$22.7	$14.7
Increases as a result of tax positions taken during a prior period	2.5	0.6	7.2
Decreases as a result of tax positions taken during a prior period	(0.1)	(0.0)	(0.3)
Increases as a result of tax positions taken during the current period	5.7	3.1	2.9
Decreases as a result of tax positions taken during the current period	0.0	0.0	0.0
Decreases relating to settlements with taxing authorities	(0.7)	(2.4)	(0.8)
Decreases resulting from the lapse of the applicable statute of limitations	(2.0)	(1.2)	(0.6)
Translation Difference	(1.7)	(1.3)	(0.4)

Total unrecognized tax benefits at end of year	$25.2	$21.5	$22.7

The tax effect of temporary differences and carryforwards that comprise significant portions of deferred tax assets and liabilities were as follows.

DEFERRED TAXES DECEMBER 31	2015	2014	2013
Assets
Provisions	$90.6	$90.6	$97.2
Costs capitalized for tax	21.3	12.0	18.5
Property, plant and equipment	15.5	18.9	20.9
Retirement Plans	60.8	73.6	49.9
Tax receivables, principally NOL’s	192.8	166.2	136.6
Deferred tax assets before allowances	$381.0	$361.3	$323.1
Valuation allowances	(177.7)	(150.1)	(115.5)

Total	$203.3	$211.2	$207.6

Liabilities
Acquired intangibles	$(18.4)	$(22.0)	$(25.3)
Statutory tax allowances	(0.6)	(0.7)	(1.3)
Insurance deposit	(3.3)	(5.0)	(6.4)
Distribution taxes	(29.8)	(34.0)	(38.1)
Other	(2.9)	(2.6)	(3.0)

Total	$(55.0)	$(64.3)	$(74.1)

Net deferred tax asset	$148.3	$146.9	$133.5

The following table summarizes the activity related to the Company’s valuation allowances.

VALUATION ALLOWANCES AGAINST DEFERRED TAX ASSETS DECEMBER 31	2015	2014	2013
Allowances at beginning of year	$150.1	$115.5	$44.8
Benefits reserved current year	53.7	55.2	76.1
Benefits recognized current year	(5.2)	(0.7)	(1.8)
Write-offs and other changes	(0.2)	(3.0)	(0.0)
Translation difference	(20.7)	(16.9)	(3.6)

Allowances at end of year	$177.7	$150.1	$115.5

U.S. federal income taxes have not been provided on $4.1 billion of undistributed earnings of non-U.S. operations, which are considered to be permanently reinvested. These earnings have been or will be invested to support the growth or other cash requirements of the Company’s non-U.S. business. In addition, the Company does not foresee a need to repatriate these earnings to the U.S. since its U.S. cash requirements are supported by cash generated by its U.S. operations, distributions from foreign entities of earnings that have not been designated as permanently reinvested and existing credit facilities. Most of these undistributed earnings are not subject to withholding taxes upon distribution to intermediate holding companies. However, when appropriate, the Company provides for the cost of such distribution taxes. The Company has determined that due to the complexities of the U.S. foreign tax credit regime, it is not practicable to calculate the deferred tax liability if the entire $4.1 billion of earnings were to be distributed to the United States.